Vanguard California Intermediate-Term Tax-Exempt Fund
Vanguard California Long-Term Tax-Exempt Fund

Supplement to the Prospectus and Summary Prospectus
Dated March 29, 2011

Prospectus and Summary Prospectus Text Changes
In the Fund Summary section of each Fund, the following text replaces similar text:

Investment Advisor

The Vanguard Group, Inc.

Portfolio Managers

James M. D’Arcy, Portfolio Manager. He has co-managed the Fund since 2011.

Mathew M. Kiselak, Principal of Vanguard. He has co-managed the Fund since 2011.

Prospectus Text Changes

In the More on the Funds section, under the heading “Investment Advisor,” the following text replaces similar text:

The managers primarily responsible for the day-to-day management of the Funds are:

John M. Carbone, Principal of Vanguard. He has managed investment portfolios since 1991; has been with Vanguard since 1996; and has managed the
California Tax-Exempt Money Market Fund since 2011. Education: B.S., Babson
College; and M.B.A., Southern Methodist University.

James M. D’Arcy, Portfolio Manager. He has worked in investment management since 1996; has managed investment portfolios since 1999; and has been with
Vanguard and has co-managed the California Intermediate-Term and California
Long-Term Tax-Exempt Funds since 2011. Education: B.A., University of Colorado.

(over, please)

Mathew M. Kiselak, Principal of Vanguard. He has worked in investment management since 1987; has been with Vanguard and has managed investment portfolios since 2010; and has co-managed the California Intermediate-Term and
California Long-Term Tax-Exempt Funds since 2011. Education: B.S., Pace University.

The Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Funds.

© 2011 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 75 072011